Sales Revenues - Summary Of Breakdown Of Income From Leases Included in Finance Income From Finance Business (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Disclosure of income from lease included in finance income as follows:
Financial income related to net lease investment	¥ 288,732	¥ 258,835	¥ 208,257
Operating leases	1,518,824	1,350,051	1,207,719
Total	¥ 1,807,556	¥ 1,608,886	¥ 1,415,975